UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   July 26, 2005

ENCISION, INC.

(Exact name of registrant as specified in its charter)

Colorado	0-28604	84-1162056

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6797 Winchester Circle, Boulder, Colorado		80301

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (303) 444-2600

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

                   The following information is furnished pursuant to Item 2.02, “Results of Operations and Financial Condition,” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

                    On July 26, 2005, ENCISION, INC., issued a press release announcing its financial results for the first quarter ended June 30, 2005.  A copy of the press release is attached hereto as Exhibit 99.1.

                    The information contained in this Current Report, including the exhibit, shall not be incorporated by reference into any filing of ENCISION, INC., whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01	Financial Statements and Exhibits.

(c)          Exhibits.

99.1	Press Release issued by ENCISION, INC., July 26, 2005.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENCISION, INC.

(Registrant)
Date July 26, 2005
/s/ MARCIA K. MCHAFFIE

Marcia K. McHaffie
Controller
Principal Accounting Officer